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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    _________

                                    FORM 8-K
                                    _________

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 28, 2007
                                    _________

                     FLAGSTONE REINSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)
                                    _________

            Bermuda                        001-33364             98-0481623
(State or other jurisdiction of     (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)

            Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
               (Address of principal executive offices; zip code)

       Registrant's telephone number, including area code: (441) 278-4300

  (Former name or former address, if changed since last report): Not Applicable
                                    _________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 28, 2007, Flagstone Reinsurance Holdings Limited (the "Company") through its wholly owned subsidiary, Flagstone Finance S.A. (the "Issuer") issued $50 million in aggregate principal amount of Floating Rate Deferrable Interest Junior Subordinated Notes (the "Notes") due 2037. Together with the $50 million in aggregate principal amount of Notes issued on June 8, 2007, the Notes issued in this transaction bring the total aggregate principal amount of Notes issued and outstanding to $100 million.

         The Notes may be redeemed in whole or in part on or after July 30, 2012 at the option of the Issuer at a redemption price equal to the principal amount of the notes being redeemed, plus accrued but unpaid interest to the redemption date.
         The Notes bear interest at a variable rate per annum, reset quarterly, equal to LIBOR (as defined in the Indenture) plus 3.00% and were issued pursuant to the terms of an indenture, dated as of June 8, 2007 (the "Indenture"), by and among the Issuer, the Company, as Guarantor, and Wilmington Trust Company, as Trustee (the "Trustee").

         The Indenture contains customary covenants relating to restrictions on the ability of the Issuer and the Company to consolidate, merge or convey or transfer substantially all of their assets. The Indenture also contains customary events of default.

         The preceding description of the Indenture is not intended to be complete and is qualified in its entirety by the specific language in the Indenture, a copy of which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 14, 2007 which is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Reference is made to Item 1.01 and the description of the Notes and the Indenture contained therein, each of which is hereby incorporated by reference into this Item 2.03.

ITEM 8.01 OTHER EVENTS.

         On June 29, 2007, the Company issued a press release announcing the two private sales of Notes. A copy of the press release is attached hereto as
Exhibit 99.1 to this current report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits:

Exhibit No.    Description
-----------    -----------

4.1 Indenture, dated as of June 8, 2007, between Flagstone Finance S.A., as Issuer, Flagstone Reinsurance Holdings Limited, as Guarantor, and Wilmington Trust Company, as Trustee (filed as
               Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 14,
               2007).

99.1           Press Release dated June 29, 2007.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: July 5, 2007                        FLAGSTONE REINSURANCE HOLDINGS LIMITED


                                          By: /s/ James O'Shaughnessy
                                              ----------------------------------
                                              Name: James O'Shaughnessy
                                              Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

4.1 Indenture, dated as of June 8, 2007, between Flagstone Finance S.A., as Issuer, Flagstone Reinsurance Holdings Limited, as Guarantor, and Wilmington Trust Company, as Trustee (filed as
               Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 14,
               2007).

99.1           Press Release dated June 29, 2007.